Exhibit 99.1

BIOMET ANNOUNCES FINANCIAL RESULTS FOR THIRD QUARTER OF FISCAL YEAR 2009

WARSAW, Ind., April 14, 2009 – Biomet, Inc. announced today financial results for its third fiscal quarter ended February 28, 2009. The Company previously announced net sales results for the fiscal third quarter and nine month year-to-date period in its press release issued April 8, 2009, which is posted on Biomet’s website: www.biomet.com in the Investors Section.

Net sales increased 2% to $615.0 million during the third quarter of fiscal year 2009, compared to $603.1 million for the third quarter of fiscal year 2008. Excluding the impact of foreign currency, net sales increased 7%.

During the third quarter of fiscal year 2009, the Company recorded $572.0 million of special items (pre-tax), including a preliminary goodwill and intangible asset impairment charge of $448.5 million associated with the dental reconstructive business unit. Key factors contributing to the non-cash impairment charge included disruptions in the credit and equity markets and decreased demand in the dental reconstructive market relative to our original assumptions at the time of the Merger. The amount of the charge will be finalized during the fourth quarter of fiscal year 2009. The special items also include purchase accounting charges related to the Merger of $98.9 million, which primarily relate to amortization expense for established intangible assets, along with depreciation expense as a result of the step-up of property to fair value. In addition, there were $24.6 million of other special items. A reconciliation of reported results to adjusted results is included in the schedules herein.

Operating loss for the third quarter of fiscal year 2009 was $378.1 million on a reported basis, compared to an operating loss of $5.0 million for the third quarter of fiscal year 2008. Excluding special charges in both periods, adjusted operating income increased 4% to $193.9 million for the third quarter compared to $186.8 million in the prior year period. On a reported basis, the Company recorded a net loss of $478.7 million for the third quarter of fiscal year 2009. Excluding special charges, Biomet had net income of $44.1 million during the quarter, in comparison to net income of $25.2 million for the prior year quarter. Adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the third quarter of fiscal year 2009 increased 6.0% to $229.8 million, or 37.4% of net sales, compared to adjusted EBITDA of $217.1 million, or 36.0% of net sales, during the same period last year.

Net interest expense for the third quarter of fiscal year 2009 was $132.3 million compared to $142.9 million for the third quarter of fiscal year 2008.

Free cash flow (operating cash flow minus capital expenditures) for the third quarter of fiscal year 2009 was $114.3 million and $69.0 million for the fiscal year to date. Unlevered free cash flow was $171.7 million during the third quarter and $394.8 million for the nine months ended February 28, 2009.

As of February 28, 2009, Biomet’s reported net debt balance was $5.863 billion, including cash on hand of $339.3 million, representing a net debt reduction of nearly $300 million since the Merger date of September 25, 2007. Reflected in this net debt reduction is $91.0 million of favorable foreign currency translation on the Company’s Euro denominated Term Loan.

Biomet’s senior secured leverage ratio at February 28, 2009, was at 3.77 times adjusted pro-forma EBITDA, compared to 4.7 times at the Merger date. The Company’s total leverage ratio continues to improve at 6.54 times adjusted pro-forma EBITDA at February 28, 2009, compared to a ratio of 7.9 times as of the Merger date.

Biomet’s President and Chief Executive Officer Jeffrey R. Binder commented, “In addition to the strong third quarter sales growth we announced last week, I’m very pleased with the progress we continue to make with our cost reduction and value creation programs, enabling us to deliver another quarter of leveraged growth to the bottom line. Further, I’m pleased with the continued improvements in our cash flow position and debt ratios.”

Mr. Binder continued, “While the impact of the general economy on our dental implant business is resulting in a write-down of goodwill and intangible assets associated with the Merger, I have confidence in the long-term attractiveness of the dental reconstructive market and Biomet 3i’s competitiveness in that market.”

*Financial Schedule Presentation; Non-GAAP Financial Measures

Management uses non-GAAP financial measures, such as net sales, excluding the impact of foreign currency (constant currency), operating income as adjusted, net income as adjusted, Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA (as defined by our bank agreement, the method to calculate this is likely to be different from methods used by other companies). In addition, information for the period from June 1 to July 11, 2007 (“Predecessor” and the date which the merger of Biomet with a company owned by a consortium of private equity funds occurred, with Biomet as the surviving entity) and from July 12, 2007 and thereafter (Successor) periods have been combined and are referred to as “Combined” in the press release and attached statements. The combined presentation does not comply with U.S. GAAP, but is presented because we believe it provides the most meaningful comparison of our results. The results of the Successor are not comparable to the results of the Predecessor due to the difference in basis of presentation of purchase accounting as compared to historical cost.

The term “as adjusted”, a non-GAAP financial measure, refers to financial performance measures that exclude certain income statement line items, such as interest, taxes, depreciation or amortization and/or exclude certain expenses as defined by our bank agreement, such as restructuring charges, integration and facilities opening costs or other business optimization expenses, new systems design and implementation costs, certain start-up costs and costs related to consolidation of facilities, certain non-cash charges, advisory fees paid to the private equity owners, certain severance charges, purchase accounting costs, costs associated with stock option accounting issues, payments to distributors that are not in the ordinary course of business, litigation costs, and other related charges.

The Company’s management believes that the presentation of these measures provides useful information to investors. These measures may assist investors in evaluating the Company’s operations, period over period. Management uses these measures internally for evaluation of the performance of the business, including the allocation of resources and the evaluation of results relative to team member performance compensation targets, including equity incentives. Investors should consider these non-GAAP measures only supplement to, not as a substitute for or as superior to, measures of financial performance prepared in accordance with GAAP in the United States.

About Biomet

Biomet, Inc. and its subsidiaries design, manufacture and market products used primarily by musculoskeletal medical specialists in both surgical and non-surgical therapy. Biomet’s product portfolio encompasses reconstructive products, including orthopedic joint replacement devices, bone cements and accessories, autologous therapies and dental reconstructive implants; fixation products, including electrical bone growth stimulators, internal and external orthopedic fixation devices, craniomaxillofacial implants and bone substitute materials; spinal products, including spinal stimulation devices, spinal hardware and orthobiologics; and other products, such as arthroscopy products and softgoods and bracing products. Headquartered in Warsaw, Indiana, Biomet and its subsidiaries currently distribute products in approximately 90 countries.

The Transaction

Biomet Inc. finalized the merger with LVB Acquisition Merger Sub, Inc., a wholly-owned subsidiary of LVB Acquisition, Inc. on September 25, 2007. LVB Acquisition, Inc. is indirectly owned by investment partnerships directly or indirectly advised or managed by The Blackstone Group L.P., Goldman Sachs & Co., Kohlberg Kravis Roberts & Co. L.P. and TPG Capital.

Contacts

For further information contact Daniel P. Florin, Senior Vice President and Chief Financial Officer at (574) 372-1687 or Barbara Goslee, Director, Corporate Communications at (574) 372-1514.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements are often indicated by the use of words such as “will,” “intend,” “anticipate,” “estimate,” “expect,” “plan” and similar expressions. Forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from those contemplated by the forward looking statements due to, among others, the following factors: the success of the Company’s principal product lines; the results of ongoing investigations by the United States Department of Justice and the United States Securities and Exchange Commission; the ability to successfully implement new technologies; the Company’s ability to sustain sales and earnings growth; the Company’s success in achieving timely approval or clearance of its products with domestic and foreign regulatory entities; the impact to the business as a result of compliance with federal, state and foreign governmental regulations and with the Deferred Prosecution Agreement and Corporate Integrity Agreement; the impact to the business as a result of the economic downturn in both foreign and domestic markets; the impact of anticipated changes in the musculoskeletal industry and the ability of the Company to react to and capitalize on those changes; the ability of the Company to successfully implement its desired organizational changes and cost-

saving initiatives; the impact to the business as a result of the Company’s significant international operations, including, among others, with respect to foreign currency fluctuations and the success of the Company’s transition of certain manufacturing operations to China; the impact of the Company’s managerial changes; the ability of the Company’s customers to receive adequate levels of reimbursement from third-party payors; the Company’s ability to maintain its existing intellectual property rights and obtain future intellectual property rights; the impact to the business as a result of cost containment efforts of group purchasing organizations; the Company’s ability to retain existing independent sales agents for its products; and other factors set forth in the Company’s filings with the SEC, including the Company’s most recent annual report on Form 10-K (as amended) and quarterly reports on Form 10-Q. Although the Company believes that the assumptions on which the forward-looking statements contained herein are based are reasonable, any of those assumptions could prove to be inaccurate given the inherent uncertainties as to the occurrence or non-occurrence of future events. There can be no assurance as to the accuracy of forward-looking statements contained in this press release. The inclusion of a forward-looking statement herein should not be regarded as a representation by the Company that the Company’s objectives will be achieved. The Company undertakes no obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, the reader is cautioned not to place undue reliance on forward-looking statements which speak only as of the date on which they were made.

Biomet, Inc.

Product Sales

Three Month Period Ended February 28, 2009 and February 29, 2008

(In millions, unaudited)

	Q3 2009	Q3 2008	Reported Growth %	Constant Currency Growth %
Reconstructive	$453.8	$448.8	1.1%	6.9%
Fixation	57.0	56.8	0.4%	4.2%
Spine	53.8	50.1	7.4%	9.2%
Other	50.4	47.4	6.3%	10.8%

Total	$615.0	$603.1	2.0%	7.1%

	Sales Growth As Reported	FX Impact	Sales Growth in Local Currencies	Impact of Dental	Sales Growth Local Currencies Excluding Dental
Reconstructive	1.1%	(5.8)%	6.9%	(3.4)%	10.3%
Hips	5.0%	(5.5)%	10.5%
Knees	3.5%	(5.7)%	9.2%
Dental	(15.9)%	(5.7)%	(10.2)%
Other	6.4%	(6.7)%	13.1%
Fixation	0.4%	(3.8)%	4.2%
Spine	7.4%	(1.8)%	9.2%
Other	6.3%	(4.5)%	10.8%	—	—

Total sales	2.0%	(5.1)%	7.1%	2.5%	9.6%

*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Product Sales

Nine Month Period Ended February 28, 2009 and February 29, 2008

(In millions, unaudited)

	Q3 2009	(Combined)* Q3 2008	Reported Growth %	Constant Currency Growth %
Reconstructive	$1,383.2	$1,283.3	7.8%	9.9%
Fixation	175.5	172.0	2.0%	3.4%
Spine	160.4	154.9	3.6%	3.7%
Other	145.7	137.5	6.0%	7.5%

Total	$1,864.8	$1,747.7	6.7%	8.5%

	Sales Growth As Reported	FX Impact	Sales Growth in Local Currencies
Reconstructive	7.8%	(2.1)%	9.9%
Fixation	2.0%	(1.4)%	3.4%
Spine	3.6%	(0.1)%	3.7%
Other	6.0%	(1.5)%	7.5%

Total sales	6.7%	(1.8)%	8.5%

*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Geographic Segment Sales Percentage Summary

Three Month Period Ended February 28, 2009 and February 29, 2008

(In millions, unaudited)

	Q3 2009	Q3 2008	Reported Growth %	Constant Currency Growth %
Geographic Segments:
United States	$387.9	$351.6	10.3%	10.3%
Europe	167.8	192.1	(12.7)%	1.6%
International	59.3	59.4	(0.2)%	6.2%

Total	$615.0	$603.1	2.0%	7.1%

	Sales Growth As Reported	FX Impact	Sales Growth in Local Currencies	Impact of Dental	Sales Growth Excluding Dental
United States	10.3%	—%	10.3%	1.7%	12.0%
Europe	(12.7)%	(14.3)%	1.6%	2.8%	4.4%
International	(0.2)%	(6.4)%	6.2%	3.7%	9.9%

Total sales	2.0%	(5.1)%	7.1%	2.5%	9.6%

*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Geographic Segment Sales Percentage Summary

Nine Month Period Ended February 28, 2009 and February 29, 2008

(In millions, unaudited)

	Q3 2009	(Combined)* Q3 2008	Reported Growth %	Constant Currency Growth %
Geographic Segments:
United States	$1,135.9	$1,036.1	9.7%	9.7%
Europe	532.6	535.8	(0.6)%	4.5%
International	196.3	175.8	11.7%	13.8%

Total	$1,864.8	$1,747.7	6.7%	8.5%

	Sales Growth As Reported	FX Impact	Sales Growth in Local Currencies
United States	9.7%	—%	9.7%
Europe	(0.6)%	(5.1)%	4.5%
International	11.7%	(2.1)%	13.8%

Total sales	6.7%	(1.8)%	8.5%

*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

As Reported Consolidated Statements of Operations

(In millions, unaudited)

	Three Months Ended February 28, 2009	Three Months Ended February 29, 2008
Net sales	$615.0	$603.1
Cost of sales	186.1	262.1

Gross profit	428.9	341.0
Gross profit percentage	69.7%	56.5%

Selling, general and administrative	244.0	233.3
Research and development	20.0	23.6
Amortization	94.5	89.1
Goodwill and intangible assets impairment charge	448.5	—

Operating income (loss)	(378.1)	(5.0)
Percentage of Sales	-61.5%	-0.8%

Other expense (income), net	9.7	1.3
Interest expense, net	132.3	142.9

Income (loss) before income taxes	(520.1)	(149.2)

Income taxes	(41.4)	(60.7)

Tax rate	8.0%	40.7%

Net income (loss)	$(478.7)	$(88.5)

Percentage of Sales	-77.8%	-14.7%

Biomet, Inc.

As Reported Consolidated Statements of Operations

(In millions, unaudited)

	(Successor) Nine Months Ended February 28, 2009	(Successor) Period from July 12, 2007 to February 29, 2008	(Predecessor) Period from June 1, 2007 to July 11, 2007

Net sales	$1,864.8	$1,498.9	$248.8
Cost of sales	562.5	613.5	102.3

Gross profit	1,302.3	885.4	146.5
Gross profit percentage	69.8%	59.1%	58.9%

Selling, general and administrative	752.2	833.8	194.2
Research and development	66.9	58.6	34.0
In-process research and development	—	479.0	—
Amortization	275.8	227.1	0.5
Goodwill and intangible assets impairment charge	448.5	—	—

Operating income (loss)	(241.1)	(713.1)	(82.2)
Percentage of Sales	-12.9%	-47.6%	-33.0%

Other expense (income), net	30.3	1.1	0.6
Interest expense, net	412.6	371.7	(0.3)

Income (loss) before income taxes	(684.0)	(1,085.9)	(81.9)

Income taxes	(105.7)	(213.2)	(27.3)

Tax rate	15.5%	19.6%	33.3%

Net income (loss)	$(578.3)	$(872.7)	$(54.6)

Percentage of Sales	-31.0%	-58.2%	-21.9%

BIOMET, INC.

Other Financial Information

Operating Income to Adjusted Operating Income

(in millions, unaudited)

	Three Months Ended February 28, 2009	Three Months Ended February 29, 2008
Operating income, as reported	$(378.1)	$(5.0)
Purchase accounting depreciation	4.4	4.5
Purchase accounting amortization	94.5	89.1
Goodwill and intangible assets impairment charge	448.5	—
Additional cost of sales for inventory write up to fair value	—	67.9
Share-based payment	7.5	11.5
Misdated option payroll tax	(4.7)	—
Department of Justice (including FCPA)	4.4	—
Litigation settlements and reserves	4.0	—
Operational restructuring	5.1	—
Consulting expenses related to operational improvement initiatives, and other related costs	3.6	18.8
Sponsor fee	2.2	—
Other	2.5	—

Operating income, as adjusted*	$193.9	$186.8

* See Non-GAAP Financial Measures Disclosure Above

BIOMET, INC.

Other Financial Information

Operating Income to Adjusted Operating Income

(in millions, unaudited)

	Nine Months Ended February 28, 2009	(Combined)* Nine Months Ended February 29, 2008
Operating income, as reported	$(241.1)	$(795.3)
Purchase accounting depreciation	13.4	10.1
Purchase accounting amortization	275.8	226.6
Goodwill and intangible assets impairment charge	448.5	—
Additional cost of sales for inventory write up to fair value	—	160.3
In-process research and development	—	479.0
Share-based payment	26.3	11.5
Misdated option payroll tax	(4.7)	112.8
Distributor agreements	2.0	41.7
Department of Justice (including FCPA)	10.4	26.9
Litigation settlements and reserves	13.0	—
Operational restructuring	9.9	—
Consulting expenses related to operational improvement initiatives, and other related costs	12.6	33.7
Sponsor fee	6.7	—
Investment banker fee	—	29.6
Additional legal/merger related fees	—	183.3
Other	4.1	—

Operating income, as adjusted*	$576.9	$520.2

* See Non-GAAP Financial Measures Disclosure Above

BIOMET, INC.

Other Financial Information

EBITDA and adjusted EBITDA

(in millions, unaudited)

	Three Months Ended February 28, 2009	Three Months Ended February 29, 2008
Operating income, as reported	$(378.1)	$(5.0)
Historical depreciation	35.9	30.3
Purchase accounting depreciation	4.4	4.5
Historical amortization	—	—
Purchase accounting amortization	94.5	89.1

EBITDA, as reported	$(243.3)	$118.9

Special items and purchase accounting adjustments:
Additional cost of sales for inventory write up to fair value	—	67.9
Goodwill and intangible assets impairment charge	448.5
Share-based payment	7.5	11.5
Misdated option payroll tax	(4.7)	—
Department of Justice (including FCPA)	4.4	—
Litigation settlements and reserves	4.0	—
Operational restructuring	5.1	—
Consulting expenses related to operational improvement initiatives, and other related costs	3.6	18.8
Sponsor fee	2.2	—
Other	2.5	—

EBITDA, as adjusted*	$229.8	$217.1

*	See Non-GAAP Financial Measures Disclosure Above

BIOMET, INC.

Other Financial Information

EBITDA and adjusted EBITDA

(in millions, unaudited)

	Nine Months Ended February 28, 2009	(Combined)* Nine Months Ended February 29, 2008
Operating income, as reported	$(241.1)	$(795.3)
Historical depreciation	107.0	87.9
Purchase accounting depreciation	13.4	10.1
Historical amortization	—	0.5
Purchase accounting amortization	275.8	226.6

EBITDA, as reported*	$155.1	$(470.2)

Special items and purchase accounting adjustments:
Additional cost of sales for inventory write up to fair value	—	160.3
In-process research and development	—	479.0
Goodwill and intangible assets impairment charge	448.5
Share-based payment	26.3	11.5
Misdated option payroll tax	(4.7)	112.8
Distributor agreements	2.0	41.7
Department of Justice (monitoring expense)	10.4	26.9
Litigation settlements and reserves	13.0	—
Operational restructuring	9.9	—
Consulting expenses related to operational improvement initiatives, and other related costs	12.6	33.7
Sponsor fee	6.7	—
Investment banker fee	—	29.6
Additional legal/merger related fees	—	183.3
Other	4.1	—

EBITDA, as adjusted*	$683.9	$608.6

*	See Non-GAAP Financial Measures Disclosure Above

BIOMET, INC.

Other Financial Information

Net Income (Loss) to EBITDA, as reported

(in millions, unaudited)

	Three Months Ended February 28, 2009	Three Months Ended February 29, 2008
Net income (loss), as reported	$(478.7)	$(88.5)
Depreciation	40.3	34.8
Amortization	94.5	89.1
Interest expense, net	132.3	142.6
Other (income) expense, net	9.7	1.6
Income taxes	(41.4)	(60.7)

EBITDA, as reported*	$(243.3)	$118.9

*	See Non-GAAP Financial Measures Disclosure Above

BIOMET, INC.

Other Financial Information

Net Income (Loss) to EBITDA, as reported

(in millions, unaudited)

	Nine Months Ended February 28, 2009	(Combined)* Nine Months Ended February 29, 2008
Net income (loss), as reported	$(578.3)	$(927.3)
Depreciation	120.4	98.0
Amortization	275.8	227.1
Interest expense, net	412.6	372.0
Other (income) expense, net	30.3	0.5
Income taxes	(105.7)	(240.5)

EBITDA, as reported*	$155.1	$(470.2)

*	See Non-GAAP Financial Measures Disclosure Above

BIOMET, INC.

Reconciliation of GAAP Consolidated Net Income (Loss) to

Non-GAAP Adjusted Consolidated Net Income

(In millions, unaudited)

	Three Months Ended February 28, 2009	Three Months Ended February 29, 2008
Net income (loss), as reported	$(478.7)	$(88.5)
Purchase accounting depreciation	4.4	4.5
Purchase accounting amortization	94.5	89.1
Goodwill and intangible assets impairment charge	448.5	—
Additional cost of sales for inventory write up to fair value	—	67.9
Share-based payment	7.5	11.5
Misdated option payroll tax	(4.7)	—
Department of Justice (including FCPA)	4.4	—
Litigation settlements and reserves	4.0	—
Operational restructuring	5.1	—
Consulting expenses related to operational improvement initiatives, and other related costs	3.6	18.8
Sponsor fee	2.2	—
Other	2.5	—
Tax effect on special and purchase accounting items	(49.2)	(78.1)

Net income, as adjusted*	$44.1	$25.2

*	See Non-GAAP Financial Measures Disclosure Above

BIOMET, INC.

Reconciliation of GAAP Consolidated Net Income (Loss) to

Non-GAAP Adjusted Consolidated Net Income

(In millions, unaudited)

	Nine Months Ended February 28, 2009	(Combined)* Nine Months Ended February 29, 2008
Net income (loss), as reported	$(578.3)	$(927.3)
Purchase accounting depreciation	13.4	10.1
Purchase accounting amortization	275.8	226.6
Goodwill and intangible assets impairment charge	448.5	—
Additional cost of sales for inventory write up to fair value	—	160.3
In-process research and development	—	479.0
Share-based payment	26.3	11.5
Misdated option payroll tax	(4.7)	112.8
Distributor agreements	2.0	41.7
Department of Justice (including FCPA)	10.4	26.9
Litigation settlements and reserves	13.0	—
Operational restructuring	9.9	—
Consulting expenses related to operational improvement initiatives, and other related costs	12.6	33.7
Sponsor fee	6.7	—
Investment banker fee	—	29.6
Additional legal/merger related fees	—	183.3
Other	4.1	—
Tax effect on special and purchase accounting items	(147.9)	(299.6)

Net income, as adjusted*	$91.8	$88.6

*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Balance Sheets

(In millions)

	(Unaudited) February 28, 2009	May 31, 2008
Assets
Cash and cash equivalents	$339.3	$127.6
Accounts receivable, net	490.1	486.2
Income tax receivable	19.5	48.8
Inventories	511.8	539.7
Current deferred income taxes	98.4	100.7
Prepaids and other current assets	41.6	46.7
Property, plant and equipment, net	601.4	640.9
Investments	29.6	41.3
Intangible assets, net	5,590.9	6,208.2
Goodwill	4,689.5	5,422.8
Other assets	105.3	118.9

Total Assets	$12,517.4	$13,781.8

Liabilities and Stockholders’ Equity
Current liabilities	$312.6	$408.2
Accrued interest	139.8	80.9
Short-term borrowings	86.9	75.4
Long-term debt	6,115.1	6,225.4
Deferred income taxes, long-term	1,801.9	2,112.5
Other long-term liabilities	238.6	43.1
Stockholders’ equity	3,822.5	4,836.3

Total Liabilities and Stockholders’ Equity	$12,517.4	$13,781.8

Net Debt (a)*	$5,862.7	$6,173.2

(a)	Net debt is the sum of cash and cash equivalents and short-term investments less total debt.
*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Preliminary Consolidated Statements of Cash Flows

(In millions, unaudited)

	(Successor) Nine Months Ended February 28, 2009	(Successor) Period from July 12, 2007 to February 29, 2008	(Predecessor) Period from June 1, 2007 to July 11, 2007
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(578.3)	$(872.7)	$(54.6)
Adjustments to reconcile net loss to net cash from operating activities:
Depreciation and amortization	396.2	315.3	9.3
Amortization of deferred financing costs	8.5	7.4	—
In-process research and development charge	—	479.0	—
Goodwill and intangible assets impairment charge	448.5	—	—
Stock based compensation expense	26.3	11.5	—
Inventory step-up related to merger	—	160.3	—
Provision for accounts receivable	(7.4)	—	—
Loss (gain) and impairment on investments	13.6	—	(7.0)
Provision for inventory obsolescence	0.9	—	—
Deferred income taxes	(146.0)	(146.0)	76.7
Excess tax benefit from exercise of stock options	—	—	(3.9)
Other	3.9	(0.3)	—
Changes in operating assets and liabilities, net of effects from acquisition:
Accounts receivable	(44.6)	(8.3)	5.8
Inventories	(22.7)	(53.0)	(12.0)
Prepaid expenses	1.1	41.9	—
Accounts payable	(6.9)	(11.8)	(1.6)
Accrued (refundable) income taxes	52.4	3.7	—
Accrued interest	59.3	171.0	—
Share-based compensation accrual related to Merger	—	—	112.8
Other	(8.4)	(14.5)	(66.1)

Net cash provided by operating activities	196.4	83.5	59.4

CASH FLOWS FROM INVESTING ACTIVITIES:
Net proceeds from sale and purchase of investments	—	80.1	42.8
Capital expenditures	(127.4)	(129.4)	(22.0)
Acquisitions, net of cash acquired	(9.5)	(0.4)	(9.8)
Acquisition of Biomet, Inc.	—	(11,658.4)	—

Net cash provided by (used in) investing activities	(136.9)	(11,708.1)	11.0

CASH FLOWS FROM FINANCING ACTIVITIES:
Debt:
Net Proceeds under amended revolving credit agreement	22.1	9.5	0.2
Payments under senior secured credit facility	(26.9)	(69.0)	—
Proceeds under asset based revolver	165.4	—	—
Proceeds from long-term debt—merger	—	6,270.9	—
Premium on bonds payable	—	6.0	—
Payment of deferred financing costs	—	(87.1)	—
Gain on interest rate swap contract settlement	—	0.1	—
Equity:
Capital contributions	3.7	5,401.9	—
Purchase of common shares	(0.7)	—	(2.8)
Excess tax benefit from exercise of stock options	—	—	3.9

Net cash provided by (used in) financing activities	163.6	11,532.3	1.3
Effect of exchange rate changes on cash	(11.4)	11.9	0.1

Increase (decrease) in cash and cash equivalents	211.7	(80.4)	71.8
Cash and cash equivalents, beginning of period	127.6	176.9	105.1

Cash and cash equivalents, end of period	$339.3	$96.5	$176.9

BIOMET, INC.

Other Financial Information

GAAP Operating Cash Flow Reconciled to Free Cash Flow & Unlevered Free Cash Flow

(in millions, unaudited)

	Three Months Ended February 28, 2009	Three Months Ended February 29, 2008	Nine Months Ended February 28, 2009
Net Income (loss)	$(478.7)	$(88.5)	$(578.3)
Adjustments:
Depreciation and Amortization	134.8	122.2	396.2
Goodwill and intangible assets impairment charge	448.5		448.5
Amortization of deferred financing costs	2.8	4.4	8.5
Non-cash stock compensation expense	7.5	11.5	26.3
Loss on investments	7.1	—	13.6
Provision for accounts receivable	(3.9)	—	(7.4)
Provision for Inventory Obsolescence	0.5	—	0.9
Deferred income taxes	(76.3)	(187.9)	(146.0)
Other	4.0	(0.2)	3.9

TOTAL	46.3	(138.5)	166.2

CHANGES IN:
Accounts and notes Receivables, net	(4.1)	45.4	(44.6)
Inventories	2.8	121.0	(22.7)
Prepaid expenses	3.7	17.7	1.1
Accounts payable	(0.2)	(1.9)	(6.9)
Accrued (refundable) income taxes	56.6	(24.2)	52.4
Accrued Interest	60.1	113.8	59.3
Other	(16.4)	38.7	(8.4)

Cash From Operations	$148.8	$172.0	$196.4

Capital expenditures	(34.5)	(52.7)	(127.4	)A

Free Cash Flow	$114.3	$119.3	$69.0

Acquisitions, net of cash acquired	(7.3)	—	(9.5)
Capital contributions	1.8	—	3.7
Purchase of common shares	(0.1)	—	(0.7)
Add back: Cash paid for interest	66.6	77.0	343.7
Effect of exchange rates on cash	(3.6)	19.6	(11.4)

Unlevered Free Cash Flow	$171.7	$215.9	$394.8

A—$78.6M for instruments and $48.8M for other property, plant and equipment.